EXHIBIT 10.12(a)
                           CONFIRMATION OF COMMITMENT
                           RE: SECURED PROMISSORY NOTE


         Reference is made to that certain Amended and Restated Secured Promissory Note, dated January 15, 2004, pursuant to which ADVANCED KNOWLEDGE, INC., a Delaware corporation as maker ("Maker"), executed a secured promissory note in favor of BUDDY YOUNG ("Holder"), in the principal amount of up to Three Hundred Fifty Thousand Dollars ($350,000), (the "Note"). Notwithstanding any terms, conditions, covenants, representations or warranties contained in the Note, Holder acknowledges and confirms that Holder will provide up to Three Hundred Fifty Thousand Dollars ($350,000) for any of Maker's financial shortfalls through December 31, 2004.

         Acknowledged, confirmed and agreed by Holder this 6th day of April, 2004, by



                                          /S/ Buddy Young
                                          ----------------------------
                                          BUDDY YOUNG